                                                                    Exhibit 10.4

                  SECOND AMENDMENT TO THE CREDIT AGREEMENT


                  SECOND AMENDMENT, dated as of November 3, 1999, among R.J. REYNOLDS TOBACCO HOLDINGS, INC. (f/k/a/ RJR NABISCO, INC.), a Delaware corporation (the "Borrower") and lending institutions party to the Credit Agreement referred to below (the "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).


                              W I T N E S S E T H :


                  WHEREAS, the Borrower and various lending institutions (the "Lenders") are parties to a Credit Agreement, dated as of May 7, 1999 (as amended, modified or supplemented through but not including the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:


I.  Amendment to the Credit Agreement.

                  1. Section 8.02(a)(ii) of the Credit Agreement is hereby amended by inserting the text "any of IHC," immediately before the text "FSH" appearing in said Section.

                  2. Section 8.02(c) of the Credit Agreement is hereby amended by inserting the following text "if a Guaranty Event has occurred and is continuing," at the beginning of the first clause (y) of said Section.

                  3. Section 8.04(i) of the Credit Agreement is hereby amended by inserting the text "(w) owing to R.J. Reynolds Tobacco Co., a Delaware corporation, on the Closing Date, together with any accrued or capitalized interest in respect thereof," immediately before clause (x) of said Section.

                  4. Section 8.05(iv) of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.05(iv) is inserted in lieu thereof:

               "(iv) Parent may declare and pay, or otherwise pay or make, any other Dividend provided that, at the time it is, in the case of a Non-Declared Dividend, paid or made and, in the case of any other Dividend, declared or otherwise authorized, the aggregate amount of such Dividend, when added to all Non-Declared Dividends theretofore paid or made and any other Dividends theretofore declared or otherwise authorized (or paid) pursuant to this clause (iv) after the Closing Date shall not exceed an amount equal to the sum of (x) $500,000,000 plus (y) 50% of Cumulative Adjusted Cash Net Income plus (z) the aggregate cash proceeds (net of underwriting discounts and commissions) received by Parent after the Closing Date from issuances of its equity securities (provided that the aggregate amount of such aggregate net cash proceeds received in any twelve-month period shall be deemed not to exceed $250,000,000 for purposes of this clause (iv)(z)), in each case determined at, in the case of a Non-Declared Dividend, the date paid or made and, in the case of any other Dividend, the date declared or otherwise authorized, provided that such Dividend (other than a Dividend that is a Non-Declared Dividend) is paid within 75 days of the making of such declaration or other authorization, and to the extent not Parent, the Borrower may declare and pay, or otherwise effect, Dividends to Holdings to fund the permitted Dividends that are paid by Holdings while Parent pursuant to this clause (iv), provided that (a) any Dividend declared by Holdings while Parent that is paid by Holdings after the consummation of the Spin-Off and is not funded by Dividends from the Borrower will not be included in the computation of Dividends declared or otherwise authorized by Parent for the purposes of this clause (iv), (b) Holdings, while Parent, may declare a Dividend for payment on or prior to July 1, 1999 in an amount not in excess of the last regularly scheduled Dividend paid by Holdings prior to the Closing Date and such Dividend (except to the extent not funded by a cash pass through dividend paid by NHC in an amount at least comparable to the dividend paid by NHC in respect of such last scheduled quarterly Dividend so paid by Holdings) will not be included in the computation of Dividends declared by Parent for purposes of this clause (iv) and
         (c) Dividends may only be paid or made by Parent under this clause (iv) if at the time of, in the case of a Non-Declared Dividend, the date paid or made and, in the case of any other Dividend, the date declared or otherwise authorized the excess of (i) the sum of the Total Unutilized Commitment and Permanent Surplus Cash, in each case at such time over (ii) the sum of (A) the amount of, in the case of a Non-Declared Dividend, the aggregate amount of such Non-Declared Dividend plus any other Dividends theretofore declared or otherwise authorized but then unpaid and, in the case of any other Dividend, the amount thereof so declared or otherwise authorized and (B) the outstanding principal or face amount of Supported CP at such time shall equal at least $225,000,000;".

                  5. The preamble to Section 8.05 of the Credit Agreement is hereby amended by deleting the text "return any capital to its shareholders or authorize or make" and inserting the text "make, declare or otherwise authorize any return of capital to its shareholders or make, declare or otherwise authorize" in lieu thereof.

                  6. Section 10 of the Credit Agreement is hereby amended by inserting the following definition in said Section in appropriate alphabetical order:

                  "Non-Declared Dividend" shall mean and include, as to any Person, (i) the redemption, retirement, purchase or other acquisition, directly or indirectly, for a consideration, of any shares of any class of its capital stock or of any other equity interests of such Person now or hereafter outstanding (or any warrants for or options or stock or similar appreciation rights in respect of any such shares or equity interests but not including any convertible debt) or the setting aside of any funds for any of the foregoing purposes and
(ii) the making or payment of any other Dividend by such Person which does not require or involve a declaration or authorization by such Person.

II.  Miscellaneous Provisions.

                  1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document (as defined in the Credit Agreement).

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective as of the date first written above on the date (the "Second Amendment Effective Date") when (i) the Borrower and (ii) Lenders constituting Required Lenders under the Credit Agreement shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, L.L.P., 1155 Avenue of the Americas, New York, New York 10036,
Attention: Darryl Carbonaro (Facsimile No.: (212) 354-8113). After transmitting its executed signature page to White & Case, L.L.P. as provided above, each of the Lenders shall deliver executed hard copies of this Amendment to White & Case, L.L.P., Attention: Darryl Carbonaro at the address provided above.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          R.J. REYNOLDS TOBACCO HOLDINGS, INC.


                                          By
                                              Title:


                                          SENIOR MANAGING AGENTS



                                          THE CHASE MANHATTAN BANK, Individually
                                              and as Administrative Agent



                                          By:
                                              Name:
                                              Title:



                                          BANKERS TRUST COMPANY, Individually
                                              and as Syndication Agent



                                          By:
                                              Name:
                                              Title:



                                          CITIBANK, N.A., Individually and
                                              as Syndication Agent



                                          By:
                                              Name:
                                              Title:

                                          CREDIT LYONNAIS, NEW YORK BRANCH,
                                              Individually and as Syndication
                                              Agent



                                          By:
                                              Name:
                                              Title:



                                          THE FUJI BANK, LIMITED, Individually
                                              and as Syndication Agent



                                          By:
                                              Name:
                                              Title:



                                          BARCLAYS BANK PLC (NEW YORK),
                                              Individually and as Syndication
                                              Agent



                                          By:
                                              Name:
                                              Title:

                                          ABN AMRO BANK (NEW YORK)



                                          By:
                                              Name:
                                              Title:



                                          CREDIT SUISSE FIRST BOSTON



                                          By:
                                              Name:
                                              Title:



                                          By:
                                              Name:
                                              Title:



                                          HSBC BANK USA



                                          By:
                                              Name:
                                              Title:



                                          THE BANK OF NOVA SCOTIA



                                          By:
                                              Name:
                                              Title:

                                          THE BANK OF NEW YORK



                                          By:
                                              Name:
                                              Title:



                                          THE SUMITOMO BANK, LIMITED



                                          By:
                                              Name:
                                              Title:



                                          CITY NATIONAL BANK OF NEW JERSEY



                                          By:
                                              Name:
                                              Title:



                                          NORDDEUTSCHE LANDESBANK
                                              (NEW YORK)


                                          By:
                                              Name:
                                              Title:


                                          UBS AG, STAMFORD BRANCH


                                          By:
                                              Name:
                                              Title:


                                          By:
                                              Name:
                                              Title:

                                          WACHOVIA BANK, N.A.



                                          By:
                                              Name:
                                              Title:



                                          BANKBOSTON, N.A.



                                          By:
                                              Name:
                                              Title:



                                          ERSTE BANK



                                          By:
                                              Name:
                                              Title:



                                          EUROPEAN-AMERICAN BANK



                                          By:
                                              Name:
                                              Title:



                                          FIRST HAWAIIAN BANK



                                          By:
                                              Name:
                                              Title:

                                          PIMCO TOTAL RETURN FUND



                                          By:
                                              Name:
                                              Title:



                                          ROYALTON COMPANY



                                          By:
                                              Name:
                                              Title:



                                          STOCK PLUS, L.P., FUND A



                                          By:
                                              Name:
                                              Title: